Legal and arbitral proceedings	12 Months Ended
Dec. 31, 2018
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Legal and arbitral proceedings

D.22. Legal and arbitral proceedings

Sanofi and its affiliates are involved in litigation, arbitration and other legal proceedings. These proceedings typically are related to product liability claims, intellectual property rights (particularly claims against generic companies seeking to limit the patent protection of Sanofi products), competition law and trade practices, commercial claims, employment and wrongful discharge claims, tax assessment claims, waste disposal and pollution claims, and claims under warranties or indemnification arrangements relating to business divestitures. Provisions related to legal and arbitral proceedings are recorded in accordance with the principles described in Note B.12.

Most of the issues raised by these claims are highly complex and subject to substantial uncertainties; therefore, the probability of loss and an estimation of damages are difficult to ascertain. Contingent liabilities are cases for which either we are unable to make a reasonable estimate of the expected financial effect that will result from ultimate resolution of the proceeding, or a cash outflow is not probable. In either case, a brief description of the nature of the contingent liability is disclosed and, where practicable, an estimate of its financial effect, an indication of the uncertainties relating to the amount and timing of any outflow, and the possibility of any reimbursement are provided in application of paragraph 86 of IAS 37.

In the cases that have been settled or adjudicated, or where quantifiable fines and penalties have been assessed, we have indicated our losses or the amount of provision accrued that is the estimate of the probable loss.

In a limited number of ongoing cases, while we are able to make a reasonable estimate of the expected loss or range of the possible loss and have accrued a provision for such loss, we believe that publication of this information on a case-by-case basis or by class would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in those cases, we have disclosed information with respect to the nature of the contingency but have not disclosed our estimate of the range of potential loss, in accordance with paragraph 92 of IAS 37.

These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. Our assessments are based on estimates and assumptions that have been deemed reasonable by management. We believe that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and involved in estimating contingent liabilities, we could in the future incur judgments that could have a material adverse effect on our net income in any particular period.

Long term provisions are disclosed in Note D.19. They include:

•	Provisions for product liability risks, litigation and other amount to €1,288 million in 2018. These provisions are mainly related to product liabilities, government investigations, competition law, regulatory claims, warranties in connection with certain contingent liabilities arising from business divestitures other than environmental matters and other claims.

•	Provisions for environmental risks and remediation amount to €680 million in 2018, the majority of which are related to contingencies that have arisen from business divestitures.

a) Products

Sanofi Pasteur Hepatitis B Vaccine Product Litigation

Since 1996, more than 180 lawsuits have been filed in various French civil courts against Sanofi Pasteur and/or Sanofi Pasteur MSD S.N.C., the former French subsidiary of Sanofi, and the latter a joint venture company with Merck & Co., Inc. now terminated, for which past ongoing litigation is now managed by the originating party. In such lawsuits, the plaintiffs allege that they suffer from a variety of neurological disorders and autoimmune diseases, including multiple sclerosis and Guillain-Barré syndrome as a result of receiving the hepatitis B vaccine.

In January 2008, both the legal entity Sanofi Pasteur MSD S.N.C., and a corporate officer of this company, as well as a former corporate officer of Sanofi Pasteur, were placed under investigation in an ongoing criminal inquiry in France relating to alleged side effects caused by the hepatitis B vaccine. In March 2012, Sanofi Pasteur and its former pharmacist in charge (i.e. the deputy Chief Executive Officer) were placed under an “advised witness” status. In March 2016, the investigating judges decided to dismiss the proceedings. Several civil parties appealed against this decision. On June 4, 2018, the Prosecutor General requested confirmation of the dismissal. The case has been adjourned for deliberation on June 14, 2019.

In October 2017, the French Supreme Court (Cour de cassation) dismissed two appeals filed by the plaintiffs against two decisions of the Appeal Court of Paris (Cour d’appel).

In January 2018, the Appeal Court of Bordeaux found a causal link between hepatitis B vaccine and multiple sclerosis. Sanofi Pasteur Europe appealed this decision before the French Supreme Court (Cour de cassation).

Plavix® Product Litigation in the US

As of December 31, 2018, 20 Plavix® product liability actions involving 91 total plaintiffs (67 of whom are ingesting plaintiffs) were currently pending, all venued in the Plavix® Multidistrict Litigation (“MDL”) in the U.S. District Court for the District of New Jersey. The Plavix® product litigation has predominantly concluded favorably for the Company.

Taxotere® Product Litigation in the US

As of December 31, 2018, there were approximately 11,000 plaintiffs in courts across the country, with approximately 1,000 of those plaintiffs being spouses who have filed loss of consortium claims.

Suits have been filed against affiliates of Sanofi under US state law for personal injuries allegedly sustained in connection with the use of Taxotere®. The actions are held in several jurisdictions, including the federal and/or state courts of Louisiana, New Jersey, California, Delaware and Illinois. The Eastern District of Louisiana Federal Court in New Orleans has entered a scheduling order setting the first bellwether trial for May 13, 2019. It is not possible, at this stage, to assess reliably the outcome of these lawsuits or the potential financial impact on the Company.

Taxotere® – Mississippi Attorney General Litigation in the US

In October 2018, the Attorney General for the State of Mississippi filed a civil action in Hinds County, Mississippi, Chancery Court against various Sanofi Defendants related to Taxotere®. The State asserts one cause of action based on the Mississippi Consumer Protection Act (“MCPA”) and seeks a permanent injunction prohibiting Defendants’ conduct and civil penalties of up to $10,000 for each violation. In December 2018, Sanofi removed the matter to the U.S. District Court for the Southern District of Mississippi. It is not possible, at this stage, to assess reliably the outcome of this lawsuit or the potential financial impact on the Company.

Depakine® Product Litigation in France

As of December 31, 2018, 66 individual claims, involving approximately 113 claimants, and a class action based on 14 claims have been filed against a French affiliate of Sanofi seeking indemnification under French law for personal injuries allegedly sustained by children in connection with the use of sodium valproate by their mothers during pregnancy to treat their epilepsy (Depakine®) or bipolar disorder condition (Depakote®). These actions are held in several jurisdictions in France.

Five lawsuits are being ruled on the merits. In May 2018, the French affiliate filed a motion to the French Supreme Court to reverse the decision rendered by the Court of Appeal of Orléans (France) against Sanofi in November 2017 ordering payment of approximately €2 million to the plaintiff and €1 million to the CPAM (Caisse Primaire d’Assurance Maladie). In July 2018, the French affiliate of Sanofi filed an action with the administrative tribunal seeking compensation from the French Ministry of Health for those damages paid under the above mentioned decision.

In another civil action before the Paris Civil Court brought against Sanofi, ONIAM (Office National d’Indemnisation des Accidents Médicaux) and the healthcare professionals, in October 2018, the Court of Appeal of Paris confirmed the dismissal of claimant’s motion on interim measures. First procedural hearings on the merits on the other three lawsuits have been scheduled for March 2019.

In the class action lawsuit filed by the APESAC (Association des Parents d’Enfants souffrant du Syndrome de l’Anti-Convulsivant) before the Paris Court, the judge denied claimant’s motion on interim measures in November 2017. APESAC lodged an appeal which was rejected by the Court of Appeal of Paris in October 2018.

The French government has, through the 2017 Finance law adopted on December 29, 2016, set up a public fund which is meant to compensate loss or injury actually suffered in relation to the prescription of sodium valproate and its derivatives. The fund entered into force on June 1, 2017. The French affiliate has raised issue of conflict of interest of certain appointed experts, which led to those experts being either removed or replaced as per administrative decision. The indemnification committee of the public fund has started to issue final opinions addressed to the French affiliate as being held liable for the damages either in full or in part along with the French State. The French affiliate rejected the committee’s opinions and has accordingly not offered indemnification to the claimants who will receive compensation from the public fund as provided by the regulation governing it.

An investigation is ongoing in relation to a criminal complaint against person unknown filed in May 2015.

It is not possible, at this stage, to assess reliably the outcome of these cases or the potential financial impact on the Company.

b) Patents

Ramipril Canada Patent Litigation

Sanofi has been involved in a number of legal proceedings involving companies which market generic Altace® (ramipril) in Canada. In 2004, Sanofi unsuccessfully brought Notice of Compliance proceedings (NOC proceedings) at the end of which eight manufacturers obtained marketing authorizations from the Canadian Minister of Health for generic versions of ramipril in Canada. Following the marketing of these products, Sanofi filed patent infringement actions against all those companies and on June 29, 2009, the Federal Court of Canada ruled that the patent asserted by Sanofi was invalid. Sanofi’s leave to appeal the invalidity judgment was denied in 2012.

Each of Teva, Apotex and Riva initiated Section 8 damages claims against Sanofi in the Federal Court of Canada, seeking compensation for their inability to market a generic ramipril during the pendency of the NOC proceedings. Based on the ruling and guidelines issued from the Court, Sanofi and Teva reached an agreement in June 2012 on a confidential amount to satisfy Teva’s claim. In November 2012, the Court awarded Apotex CAD221 million.

Sanofi appealed both Section 8 rulings. In March 2014, the Federal Court of Appeal dismissed Sanofi’s appeal with respect to Teva and issued a decision in the appeal with respect to Apotex increasing Apotex’s Section 8 award by an additional CAD23 million. On April 20, 2015, the Supreme Court of Canada dismissed Sanofi’s appeal, thereby affirming the decision of the Court of Appeal with respect to Apotex. The Riva Section 8 case, which had been stayed pending resolution of the Supreme Court Appeal, was settled following court-sponsored mediation in September 2015.

In June 2011, while the Section 8 damages action was proceeding in Federal Court, Apotex commenced an action in the Ontario Superior Court of Justice asserting damages under the Ontario Statute of Monopolies, the UK Statute of Monopolies, and the Trade-marks Act (the “Ontario Action”). The Ontario Action was stayed pending exhaustion of appeals in the Section 8 damages action and, despite having received full compensation in the Section 8 action, was reinitiated by Apotex after the conclusion of the appeals.

In June 2017, the Canadian Supreme Court determined that the legal principles applied in the ramipril invalidity decision were unsound and in the fall of 2018 Sanofi sought to amend its statement of defense in the Ontario action to reflect this development. On November 8, 2018, the pleadings amendment was allowed on appeal, after initially being denied by the motions judge.

On January 11, 2019, the motions judge denied Sanofi’s motion to seek summary judgment on the issue of applicability of the Statute of Monopolies in view of the allowed pleadings amendment. The trial for this matter, originally expected for fall 2019, will now likely be delayed significantly.

Praluent® (alirocumab)-related Amgen Patent Litigation in the US

Amgen filed four separate complaints against Sanofi and Regeneron in the United States District Court for the District of Delaware (“District Court”) asserting patent infringement on October 17, October 28, November 11, and November 18, 2014 relating to Sanofi and Regeneron’s Praluent®product. Together these complaints allege that Praluent® infringes seven patents for antibodies targeting PCSK9 and seek injunctive relief and unspecified damages. These cases were consolidated into one case in December 2014. Sanofi and Regeneron initially asserted, among other defenses, invalidity and non-infringement defenses. In January 2016, Sanofi and Regeneron informed the District Court that they stipulated to infringement. In March 2016, the District Court granted Judgment as a Matter of Law (JMOL) of obviousness in favor of Amgen and JMOL on an aspect of willful infringement in favor of Sanofi and Regeneron. In addition, in March 2016, a jury verdict upheld the validity of Amgen’s asserted claims of two patents. Further, in March 2016, Sanofi, Regeneron and Amgen resolved part of the proceedings related to certain past damages that is contingent on the outcome of our appeal. In January 2017, the District Court denied Sanofi’s and Regeneron’s motion for a new trial and their motion for JMOL of lack of written description and enablement and granted an injunction preventing the marketing, selling or manufacturing of Praluent® in the US during the term of the two Amgen patents starting from February 21, 2017.

In early February 2017, the US Court of Appeals for the Federal Circuit (“Federal Circuit”) stayed (suspended) the permanent injunction for Praluent® during Sanofi’s and Regeneron’s appeal of the validity judgment and injunction ruling in the Federal Circuit. In October 2017, the Federal Circuit granted a new trial on certain validity issues (lack of written description and enablement), vacated (lifted) the District Court’s judgment and found that the District Court improperly granted a permanent injunction. Amgen filed a petition for rehearing by the full Federal Circuit in December 2017 which was denied.

The District Court has set a jury trial on invalidity to begin in February 2019, with a jury trial on damages and possibly willful infringement immediately to follow, should Sanofi and Regeneron lose on validity. The District Court requested post-trial briefs on the permanent injunction issue should Sanofi and Regeneron lose on validity, and may also request a permanent injunction hearing in such a circumstance. The District Court also allowed each side to file one summary judgment motion, both of which were denied in January 2019.

In July 2018, Amgen filed a petition for certiorari with the US Supreme Court asking the Supreme Court to review and overturn the October 5, 2017 Federal Circuit decision, in particular the validity issues. The petition was denied in January 2019.

Praluent® (alirocumab)-related Amgen Patent Litigation in Europe

Amgen has filed three separate patent infringement lawsuits against Sanofi and Regeneron in Europe based on Amgen’s European patent EP2215124. On July 25, 2016, Amgen filed a lawsuit in the UK High Court of Justice, Chancery Division Patents Court against five Sanofi entities and Regeneron alleging that alirocumab infringes its ‘124 (UK) patent, seeking injunctive relief and unspecified damages; Sanofi has counterclaimed invalidity. In February 2017, the UK action was stayed (suspended) on terms agreed by the parties.

Also on July 25, 2016, Amgen filed a lawsuit in Germany in the Regional Court, Düsseldorf against three Sanofi entities and Regeneron alleging that alirocumab infringes its ‘124 (DE) patent, seeking injunctive relief and unspecified damages. New oral proceedings are scheduled for April 2019.

On September 26, 2016, Amgen filed a lawsuit in France in the Tribunal de Grande Instance of Paris against two Sanofi entities and Regeneron alleging that alirocumab infringes its ‘124 (FR) patent, seeking injunctive relief, €10 million in provisional damages and unspecified damages. Sanofi has counterclaimed invalidity. The next procedural hearing is scheduled for July 2019.

Praluent® (alirocumab)-related EPO Patent Oppositions

The European Patent Office (EPO) granted Amgen’s European Patent EP2215124 on February 24, 2016. Also on February 24, 2016, Sanofi filed an opposition with the EPO requesting the revocation of Amgen’s ’124 patent in its entirety for all contracting states on the grounds that the subject-matter of the opposed patent is not patentable. On November 24, 2016, Sanofi filed a second opposition (in the name of three Sanofi affiliates named as defendants in the German infringement action – see above), and Regeneron filed a separate opposition, requesting revocation of Amgen’s ’124 patent. In November 2018, the EPO Opposition Division maintained Amgen’s patent claims in amended form. Subsequently, Sanofi and Regeneron each filed a notice of appeal.

Praluent® (alirocumab)-related Amgen Opposition and Patent Litigation in Japan

In May 2017, Amgen filed a lawsuit in the Tokyo District Court (TDC), against Sanofi K.K. for patent infringement of two of its Japanese Patents, JP5705288 and JP5906333. Amgen sought injunctive relief to prevent the infringing manufacture, use and sale of alirocumab, as well as destruction of Praluent® and alirocumab, and the cost of litigation. Sanofi had counterclaimed invalidity and non-infringement.

The validity of these two Japanese patents was separately challenged by Sanofi in the Japanese Patent Office (JPO) by filing invalidation actions in 2016. In August 2017, the JPO upheld the patents’ claims in amended form. In December 2017, Sanofi filed an appeal to the Intellectual Property High Court (IPHC) demanding revocation of the JPO decision. In December 2018, the IPHC rendered its decision that Amgen’s patents are valid, upholding the JPO’s earlier decision.

In January 2019, the TDC ruled in Amgen’s favor, finding its patents valid and infringed. The TDC did not order provisional enforcement of an injunction.

Dupixent® (dupilumab)-related Amgen Patent Opposition and Revocation in Europe

Immunex Corporation, an Amgen affiliate, is the registered proprietor of European Patent EP2292665. The claims of this patent relate to, among other things, human monoclonal antibodies that are capable of inhibiting IL-4 induced biological activity and which compete with one of four reference antibodies for binding to a cell that expresses human IL-4R. In April 2016, Sanofi and Regeneron each filed an opposition in the European Patent Office (EPO) against EP2292665, seeking its revocation on the basis that, inter alia, the claims are invalid for prohibited “added matter”, lack of novelty, lack of inventive step and lack of sufficient disclosure. In September 2016, Sanofi also filed a civil action in the UK High Court (Chancery Division/Patents Court) seeking revocation of the UK designation of EP2292665 on similar grounds. In January 2017, at the joint request of Sanofi and Immunex, the UK High Court ordered that the revocation action be stayed pending the final determination of the pending EPO opposition proceedings.

The EPO rendered its decision in November 2017 and revoked the patent in its entirety. The decision revoking the patent was issued in January 2018. In early 2018, Immunex appealed the decision of the EPO. A hearing date for the appeal has not been scheduled yet.

In September 2017, Sanofi and Regeneron filed oppositions in the EPO against Amgen’s European Patent EP2990420, which is a divisional of the EP2292665 Patent discussed above. The issues in this opposition were similar to those made in the oppositions against EP2292665.

Dupixent® (dupilumab)-related Amgen Inter Partes Reviews and Patent Litigation in the US

In March and July 2017, Sanofi and Regeneron filed collectively three petitions for Inter Partes Review (IPR) for US Patent No. 8,679,487 with the United States Patent and Trademark Office (USPTO). In these petitions, Sanofi and Regeneron collectively attack the validity of all the claims of this patent. The USPTO declined to institute an IPR on the first petition but granted Sanofi and Regeneron’s second and third petitions and instituted Inter Partes Reviews of all challenged claims in the ‘487 Patent. The USPTO held oral arguments for the two IPRs in November 2018.

In April 2017, Immunex filed a complaint in the U.S. District Court for the Central District of California against Sanofi and Regeneron asserting that the commercialization of Dupixent infringes U.S. Patent No. 8,679,487. In response, among other things, Sanofi and Regeneron asserted affirmative defenses of non-infringement, invalidity, and unenforceability.

Plavix® Litigation (Commonwealth) in Australia

In August 2007, GenRX (a subsidiary of Apotex) obtained registration of a generic clopidogrel bisulfate product on the Australian Register of Therapeutic Goods. At the same time, GenRX filed a patent invalidation action with the Federal Court of Australia, seeking revocation of Sanofi’s Australian enantiomer patent claiming clopidogrel salts (a “nullity action”). In September 2007, Sanofi obtained a preliminary injunction from the Federal Court preventing commercial launch of this generic clopidogrel bisulfate product until judgment on the substantive issues of patent validity and infringement. In February 2008, Spirit Pharmaceuticals Pty. Ltd. also filed a nullity action against Sanofi’s Australian enantiomer patent. The Spirit proceeding was consolidated with the Apotex proceeding.

In August 2008, the Australian Federal Court confirmed that the claim in Sanofi’s Australian enantiomer patent directed to clopidogrel bisulfate (the salt form in Plavix®) was valid and the patent infringed. On appeal, the Full Federal Court of Australia held in September 2009 that all claims in the patent are invalid. Sanofi’s appeal to the Australia High Court was denied in March 2010. The security bond posted by Sanofi in connection with the preliminary injunction obtained in 2007 was subsequently increased from AUD40 million to AUD204 million (€25 million to €125 million as of December 31, 2018). Apotex sought damages in the range of AUD20 million to AUD236 million (€12 million to €145 million as of December 31, 2018), plus interest for having been subject to an injunction.

On April 8, 2013, the Australian Department of Health and Ageing filed an application before the Federal Court of Australia seeking payment of damages from Sanofi related to the Apotex preliminary injunction of up to AUD449 million (€276 million as of December 31, 2018), plus interest.

Sanofi and BMS settled the patent litigation with Apotex in November 2014. In light of the Apotex settlement, the Commonwealth has requested that the Court consider a set of legal issues separate from trial that could simplify the trial. In December 2015, the Court held that the relevant statute does not preclude the Commonwealth from seeking damages in cases such as this. Sanofi and BMS have applied for special leave to appeal against this decision. Sanofi’s special appeal to the High Court on the issue of the invalidity of the patent was denied in November 2015.

In May 2016, Sanofi’s and BMS’s application for special leave to appeal to the High Court of Australia was denied. Consequently, the substantive claim on damages sought by the Commonwealth has continued to trial. A decision is expected during the first half of 2019.

c) Other litigation and arbitration

CVR Trustee Claim

In November 2015, American Stock Transfer & Trust Company LLC (“AST”), the Trustee of the CVR Agreement between AST and Sanofi-Aventis, dated March 30, 2011, filed a complaint against Sanofi in the US District Court for the Southern District of New York, alleging that Sanofi breached the CVR Agreement and the implied covenant of good faith and fair dealing, including by allegedly failing to use “Diligent Efforts,” as defined in the CVR Agreement, with respect to the regulatory approval and sale of Lemtrada®.

On January 29, 2016, Sanofi moved to dismiss Counts II (breach of contract relating to the Product Sales Milestones) and III (breach of the implied covenant of good faith and fair dealing) of the complaint. In May 2016, AST submitted a notice of resignation as Trustee. Before the resignation became effective, AST filed a Supplemental Complaint seeking the entry of a declaratory judgment that it is entitled to, among other things, reimbursement for legal fees and expenses incurred by its outside counsel for the investigation and prosecution of the claims in the case under the CVR Agreement. In June 2016, a new Trustee, UMB Bank, N.A. (“UMB”) was appointed. In July 2016, UMB moved for partial summary judgment on its declaratory judgment claim seeking, among other things, the reimbursement of legal fees and expenses incurred by its outside counsel for the investigation and prosecution of the claims in the case. In September 2016, the Court issued an order denying (in part) Sanofi’s motion to dismiss Count II of the complaint, granting Sanofi’s motion to dismiss Count III of the complaint in its entirety, and denying UMB’s motion for partial summary judgment relating to its request for the payment of the fees and expenses incurred by its outside counsel. In October 2016, UMB appealed the portion of the order denying its motion for partial summary judgment to the US Court of Appeals for the Second Circuit. In December 2016, the US Court of Appeals for the Second Circuit granted Sanofi’s motion to dismiss the appeal for lack of appellate jurisdiction.

In February 2017, the Trustee amended the complaint to assert breach of contract claims with respect to its requests for books and records, as well as its request for an audit. On March 24, 2017, the Trustee sought leave to amend its complaint for a second time to assert a breach of contract claim with respect to the Production Milestone, which request was granted on August 23, 2017. Discovery is ongoing with respect to the claims relating to the FDA approval milestone, Product Sales Milestone #1 and the Production Milestone. On October 6, 2017, the Trustee filed a motion for summary judgment with respect to its request for an audit pursuant to Section 7.6(a) of the CVR Agreement, such motion was ultimately denied. Expert discovery is expected to end in July 2019.

d) Contingencies arising from certain Business Divestitures

Sanofi and its subsidiaries, Hoechst and Aventis Agriculture, divested a variety of mostly chemical, including agro-chemical, businesses as well as certain health product businesses. As a result of these divestitures, the Company is subject to a number of ongoing contractual and legal obligations regarding the state of the sold businesses, their assets, and their liabilities.

Aventis Behring Retained Liabilities

The divestment of Aventis Behring and related protein therapies assets became effective on March 31, 2004. The purchase agreement contained customary representations and warranties running from Sanofi as seller to CSL Limited as purchaser. Sanofi has indemnification obligations that generally expired on March 31, 2006 (the second anniversary of the closing date). However, some indemnification obligations, having a longer duration, remain in effect. For example, indemnification obligations relating to the due organization, capital stock and ownership of Aventis Behring Companies ran through March 31, 2014, and product liability indemnification runs through March 31, 2019, subject to an extension for claims related to certain types of product liability notified before such date. Furthermore, for tax-related issues, the indemnification obligation of Sanofi covers all taxable periods that end on or before the closing date and expires thirty days after the expiration of the applicable statute of limitations. In addition, the indemnification obligations relating to certain specified liabilities, including HIV liability, survive indefinitely.

Under the indemnification agreement, Sanofi is generally obligated to indemnify CSL Limited, only to the extent indemnifiable, losses exceeding $10 million and up to a maximum aggregate amount of $300 million. For environmental claims, the indemnification due by Sanofi equals 90% of the indemnifiable losses. Product liability claims are generally treated separately, and the aggregate indemnification is capped at $500 million. Certain indemnification obligations, including those related to HIV liability, as well as tax claims, are not capped in amount.

Aventis CropScience Retained Liabilities

The sale by Aventis Agriculture S.A. and Hoechst GmbH (both legacy companies of Sanofi) of their aggregate 76% participation in Aventis CropScience Holding (ACS) to Bayer and Bayer CropScience AG (BCS), the wholly owned subsidiary of Bayer which holds the ACS shares, was effective on June 3, 2002. The Stock Purchase Agreement (SPA) dated October 2, 2001, contained customary representations and warranties with respect to the sold business, as well as a number of indemnifications, in particular with respect to: environmental liabilities (the representations and warranties and the indemnification are subject to a cap of €836 million, except for certain legal representations and warranties and specific environmental liabilities); taxes; certain legal proceedings; claims related to StarLink® corn; and certain pre-closing liabilities, in particular, product liability cases (which are subject to a cap of €418 million within the above global cap of €836 million). There are various periods of limitation depending upon the nature or subject of the indemnification claim. Further, Bayer and BCS are subject to a number of obligations regarding mitigation and cooperation.

Since December 2005, Aventis Agriculture and Hoechst GmbH have concluded several settlement agreements to resolve a substantial number of disputes with Bayer and BCS, including the termination of arbitration proceedings initiated in August 2003 for an alleged breach of a financial statement-related representation contained in the SPA, and numerous other warranty and indemnification claims, including certain environmental and product liabilities claims. A number of other outstanding claims remain unresolved.

LLRICE601 and LLRICE604 – Arbitration

On December 19, 2014, BCS initiated a claim for arbitration against Aventis Agriculture S.A. and Hoechst GmbH seeking indemnification under various provisions of the SPA, with a demand for €787.5 million. Bayer is seeking indemnification for damages allegedly suffered in several hundred individual complaints and lawsuits by rice growers, millers and distributors arising in US state and federal courts against a number of CropScience companies, formerly part of ACS before its divestiture, following the detection in 2006 of trace amounts of genetically-modified rice (the Liberty Link® Rice 601 and 604) in samples of commercial long grain rice. Bayer alleges that it has incurred losses in excess of $1.2 billion in judgments, settlements and litigation costs. The final claimed amount of €693 million plus interest corresponds to the residual portion of the indemnification available under the SPA.

Sanofi does not consider that these claims constitute indemnifiable losses under the SPA and has opposed Bayer’s request for indemnification in an arbitration proceeding before DIS (German Arbitral Tribunal). The evidentiary hearing took place in May 2018 and the award is expected to be rendered no sooner than June 2019.

Aventis Animal Nutrition Retained Liabilities

Aventis Animal Nutrition S.A. and Aventis (both legacy companies of Sanofi) signed an agreement for the sale to Drakkar Holdings S.A. of the Aventis Animal Nutrition business effective in April 2002. The sale agreement contained customary representations and warranties. Sanofi’s indemnification obligations ran through April 2004, except for environmental indemnification obligations (which ran through April 2012), tax indemnification obligations (which run through the expiration of the applicable statutory limitation period), and antitrust indemnification obligations (which extend indefinitely). The indemnification undertakings are subject to an overall cap of €223 million, with a lower cap for certain environmental claims. Indemnification obligations for antitrust and tax claims are not capped.

Celanese AG Retained Liabilities

The demerger of the specialty chemicals business from Hoechst to Celanese AG (now trading as “Celanese GmbH”) became effective on October 22, 1999. Under the demerger agreement between Hoechst and Celanese, Hoechst expressly excluded any representations and warranties regarding the shares and assets demerged to Celanese. Celanese subsequently contributed rights and obligations relating to environmental liabilities resulting from the demerger agreement to a subsidiary CCC Environmental Management and Solutions GmbH & Co. KG (“CCC”). The following obligations of Hoechst are ongoing:

•	While all obligations of Hoechst (i) resulting from public law or (ii) pursuant to current or future environmental laws or (iii) vis-à-vis third parties pursuant to private or public law related to contamination (as defined) were transferred to Celanese under the demerger agreement in full, after the subsequent contribution CCC can request indemnification from Hoechst for two thirds of any such cost incurred under these obligations.

•	To the extent Hoechst is liable to purchasers of certain of its divested businesses (as listed in the demerger agreement), CCC is liable to indemnify Hoechst, as far as environmental damages are concerned, for aggregate liabilities up to €250 million, liabilities exceeding such amount will be borne by Hoechst alone up to €750 million, and amounts exceeding €750 million will be borne 2/3 by Hoechst and 1/3 by CCC without any further caps. Subsequent to the contribution of rights and obligations relating to environmental liabilities by Celanese, Celanese was jointly liable with CCC until November 2016. Thereafter, Celanese remains liable for known environmental claims specified in 2013.

Rhodia Shareholder Litigation

In January 2004, two minority shareholders of Rhodia and their respective investment vehicles filed two claims before the Commercial Court of Paris (Tribunal de Commerce de Paris) against Aventis, to which Sanofi is successor in interest, together with other defendants including former directors and statutory auditors of Rhodia from the time of the alleged events. The claimants seek a judgment holding the defendants collectively liable for alleged management errors and for alleged publication of misstatements between 1999 and 2002, and inter alia regarding Rhodia’s acquisition of the companies Albright & Wilson and ChiRex. These shareholders seek a finding of joint and several liability for damages to be awarded to Rhodia in an amount of €925 million for alleged harm to it (a derivative action), as well as personal claims of €4.3 million and €125.4 million for their own alleged individual losses. Sanofi contests both the substance and the admissibility of these claims.

Sanofi is also aware of three criminal complaints filed in France by the same plaintiffs and of a criminal investigation order issued by the Paris public prosecutor following the submission of the report issued by the AMF regarding Rhodia’s financial communications. In 2006, the Commercial Court of Paris accepted Sanofi’s and the other defendants’ motion to stay the civil litigation pending the conclusion of the criminal proceedings.

In December 2016, the Court of Appeals of Paris dismissed the appeal lodged by the same plaintiffs against the order of the investigating judge dated October 2015, dismissing all criminal charges in this case. The plaintiffs appealed the December 2016 decision before the French Supreme Court (Cour de cassation). Following this decision, the plaintiffs may also petition the Commercial Court of Paris and seek the reopening of the commercial cases mentioned above on the basis that the criminal proceedings have now concluded.

Clariant Retained Liabilities – Specialty Chemicals Business

Hoechst conveyed its specialty chemicals business to Clariant AG (Clariant) pursuant to a 1997 agreement. Clariant has undertaken to indemnify Hoechst for all costs incurred for environmental matters relating to purchased sites. However, certain indemnification obligations of Hoechst for environmental matters in favor of Clariant remain with Hoechst.

Hoechst must indemnify Clariant indefinitely (i) with respect to sites taken over by Clariant, for costs which relate to environmental pollutions attributable to certain activities of Hoechst or of third parties, (ii) for costs attributable to four defined waste deposit sites in Germany which are located outside the sites taken over by Clariant (to the extent exceeding an indexed amount of approximately €20.5 million), (iii) for costs from certain locally concentrated pollutions in the sites taken over by Clariant but not caused by specialty chemicals activities in the past, and (iv) for 75% of the costs relating to a specific waste deposit site in Frankfurt, Germany.

Infraserv Höchst Retained Liabilities

By the Asset Contribution Agreement dated December 19/20, 1996, as amended in 1997, Hoechst contributed all lands, buildings, and related assets of the Hoechst site at Frankfurt Höchst to Infraserv GmbH & Co. Höchst KG. Infraserv Höchst undertook to indemnify Hoechst against environmental liabilities at the Höchst site and with respect to certain landfills. As consideration for the indemnification undertaking, Hoechst transferred to Infraserv Höchst approximately €57 million to fund reserves. In 1997, Hoechst also agreed it would reimburse current and future Infraserv Höchst environmental expenses up to €143 million. As a former operator of the land and as a former user of the landfills, Hoechst may ultimately be liable for costs of remedial action in excess of this amount.

Boehringer Ingelheim (BI) Retained Liabilities

Following the closing in January 2017 of the swap of Sanofi’s Animal Health business for BI’s Consumer Healthcare (CHC) business, both parties have issued claims against one another for breaches of representations, payments for certain studies, withdrawal of products from particular markets, and claims related to liabilities arising before Closing. The asset swap deal was structured such that the Consumer Health sale and purchase agreement and the Animal Health sale and purchase agreement are nearly identical and have mirroring indemnification provisions. Accordingly, both agreements contain escalation procedures to be followed to resolve claims amicably in advance of formal dispute resolution. Sanofi is working to investigate the validity of BI’s claims related to Animal Health and to pursue its claims pertaining to Consumer Health.